Prospectus Supplement	March 24, 2017

Putnam Arizona Tax Exempt Income Fund
Prospectus dated September 30, 2016

The closing of the proposed merger of Putnam Arizona Tax Exempt Income Fund with and into Putnam Tax Exempt Income Fund (the “Merger”) was originally scheduled to occur on or about April 24, 2017, subject to certain closing conditions. As certain of these closing conditions remain outstanding, the Merger has been deferred.

A detailed description of Putnam Tax Exempt Income Fund and the terms of the Merger will be contained in a Form N-14 prospectus/proxy statement that will solicit shareholder votes with respect to the Merger. The N-14 prospectus/proxy statement is expected to be mailed to shareholders in April 2017.

Completion of the Merger is subject certain conditions, including approval by shareholders of Putnam Arizona Tax Exempt Income Fund. A special meeting of shareholders of

Putnam Arizona Tax Exempt Income Fund is currently scheduled for June 14, 2017. The shareholder meeting may be adjourned to a later date.

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